COMPOSITE CERTIFICATE OF SECRETARY
                                       OF
                                 GENROCO, INC.

      I, Keith Brue, do hereby certify that I am the duly elected, qualified and acting Secretary of GENROCO, Inc., a Wisconsin corporation (the "Company"), and as such Secretary have custody of the corporate seal and records of corporate proceedings of the Company and am authorized to certify extracts therefrom.

      In my capacity as Secretary, I further certify as follows:

      1. The copies of the Articles of Incorporation and Bylaws of the Company attached as Exhibit A are true and complete copies of the Company's Articles of Incorporation and Bylaws as in effect at all times since January 1, 1999 to and including the date hereof.

      2. (a) Attached hereto as Exhibit B are true and complete copies of certain resolutions duly adopted by the Board of Directors of the Company at meetings duly called and held on August 13, 1999, November 15, 1999 and December 22, 1999, concerning the distribution to holders of common stock of the Company (the "Distribution") of all of the outstanding shares of common stock of the Company's subsidiary, VideoPropulsion, Inc. ("VideoPropulsion").

            (b) Attached hereto as Exhibit C is a true and complete copy of certain resolutions duly adopted by the Company, as sole shareholder of VideoPropulsion, by a unanimous written consent action dated as of ------- --, 2000.

            (c) The resolutions referred to in subparagraphs (a)-(b) above have not been modified or rescinded; all such resolutions are now in full force and effect; and such resolutions are all of the resolutions and actions of the Board of Directors of the Company or any committee thereof, or of the Company as sole shareholder of VideoPropulsion, adopted or taken in connection with the Distribution and related transactions.

      3. Each person who, as a director or officer of the Company or attorney-in- fact of such director or officer, signed any of the following:
 (i) the Contribution Agreement, Plan and Agreement of Reorganization and Distribution, dated as of January 1, 2000, between the Company and VideoPropulsion (the "Contribution Agreement"); and (ii) any other document delivered prior hereto or on the date hereof in connection with Distribution, the other transactions contemplated by the Contribution Agreement, the resolutions referred to in paragraph 2 hereof was, at the respective times of such signing and delivery and, as to documents dated the date hereof, is now, duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact, and was duly authorized to take the actions evidenced by such signature, and the signatures of such persons appearing on such documents are their genuine signatures.

      4. The Contribution Agreement, and each other agreement or other document executed and delivered on behalf of the Company in connection with the Distribution and related transactions, is substantially in the form authorized or approved by or pursuant to the resolutions and actions referred to in paragraph 2 hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of GENROCO, Inc. as of this ---- day of -------, 2000.

                              ------------------------------------
                              Keith Brue, Secretary

      The undersigned, being the Chairman of the Company, do hereby certify that Keith Brue is the duly elected, qualified and acting Secretary of the Company and that the above signature is his genuine signature.

                              ------------------------------------
                              Carl A. Pick, Chairman